                                                                    EXHIBIT 99.5

                                               Filed by Devon Energy Corporation
                           Pursuant to Rule 425 under the Securities Act of 1933
                                        And deemed filed pursuant to Rule 14a-12
                                          Of the Securities Exchange Act of 1934
                            Subject Company: Mitchell Energy & Development Corp.
                                                   Commission File No. 333-68694


[DEVON ENERGY CORPORATION LETTERHEAD]


                                  NEWS RELEASE
-------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE

MEDIA CONTACTS:          VINCE WHITE
                         VP COMMUNICATIONS AND INVESTOR RELATIONS
                         (405) 552-4505

INVESTOR CONTACTS:       ZACK HAGER
                         MANAGER, INVESTOR RELATIONS
                         (405) 552-4526


                     DEVON ENERGY PROPOSES PRIVATE PLACEMENT
                                 OF SENIOR NOTES


OKLAHOMA CITY, OKLAHOMA, SEPTEMBER 20, 2001 -- Devon Energy Corporation (AMEX:
DVN; TSE:NSX) announced today that Devon Financing Corporation, U.L.C. proposes to make a private placement of up to $3 billion in senior notes. The senior notes will be fully and unconditionally guaranteed by Devon Energy Corporation. The senior notes are intended to finance a portion of the purchase price and costs of Devon's acquisitions of Anderson Exploration Ltd. and Mitchell Energy & Development Corp., and to the extent not used, for general corporate purposes. The company anticipates closing the offering later this month or early in October.

This news release does not constitute an offer to sell or the solicitation of an offer to buy securities. The offering is being made only to qualified institutional buyers under Rule 144A and to persons outside the United States in reliance on Regulation S. The securities have not been registered under United States or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption form the registration requirements.

Devon Energy Corporation is an independent energy company engaged in oil and gas exploration, production and property acquisitions. Devon ranks among the top five U.S.-based independent oil and gas producers and is included in the S&P 500 Index. Shares of Devon Energy Corporation trade on the American Stock Exchange under the symbol DVN. Devon's exchangeable shares (resulting from Northstar, Devon's wholly-owned Canadian operating unit) trade on The Toronto Stock Exchange under the symbol NSX.

             NOTICE TO INVESTORS CONCERNING DEVON'S PLANS TO ACQUIRE
                                 MITCHELL ENERGY

Investors and security holders are advised to read the definitive joint proxy statement/ prospectus that will be included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission in connection with the proposed transaction because it will contain important information. A preliminary joint proxy statement/prospectus, which will be amended, has been filed with the SEC by Devon and Mitchell. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Devon and Mitchell with the SEC at the SEC's web site at www.sec.gov. The definitive joint proxy statement/prospectus and such other documents (relating to Devon) may also be obtained for free from Devon when they become available by directing such request to: Devon Energy Corporation, 20 North Broadway, Suite 1500, Oklahoma City, Oklahoma 73102-8260, Attention: Investor Relations, telephone: (405) 552-4570, e-mail: judy.roberts@dvn.com. The definitive joint proxy statement/prospectus and such other documents (relating to Mitchell) may also be obtained for free from Mitchell when they become available by directing such request to: Mitchell Energy & Development Corp., 2001 Timberloch Place, The Woodlands, Texas 77380, Attention: Investor Relations, telephone: (713) 377-6625, e-mail: mndpr@mitchellenergy.com.

Devon, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Devon's shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Devon's Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.

Mitchell, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Mitchell's shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Mitchell's Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.



                                       ###


                                   Page 2 of 2